UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2005

ORCHIDS PAPER PRODUCTS COMPANY
(Exact name of Registrant as Specified in its Charter)

Delaware	1-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

4826 Hunt Street Pryor, Oklahoma 74361
(Address of Principal Executive Office and Zip Code)

(918) 825-0616
(Registrant’s Telephone Number, Including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [   }      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        On July 20, 2005, Orchids Paper Products Company (the “Company”) issued a press release announcing the closing of its offering of 2,156,250 shares of its common stock, which included the exercise in full of the underwriter’s option to purchase 281,250 shares of common stock to cover over-allotments . A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference.

        The information in this Item 7.01 and the exhibit attached hereto shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit Number	Description of Exhibit

99.1	Orchids Paper Products Company Press Release dated July 20, 2005 announcing the closing of its offering of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: July 20, 2005	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Orchids Paper Products Company Press Release dated July 20, 2005 announcing the closing of its offering of common stock.